SEPARATION OF BAXALTA INCORPORATED	12 Months Ended
Dec. 31, 2017
Discontinued Operations And Disposal Groups [Abstract]
SEPARATION OF BAXALTA INCORPORATED

NOTE 2

SEPARATION OF BAXALTA INCORPORATED

On July 1, 2015, Baxter completed the distribution of approximately 80.5% of the outstanding common stock of Baxalta Incorporated (Baxalta) to Baxter shareholders (the Distribution). After giving effect to the Distribution, the company retained 19.5% of the outstanding common stock, or 131,902,719 shares of Baxalta (Retained Shares).  The Distribution was made to Baxter’s shareholders of record as of the close of business on June 17, 2015 (Record Date), who received one share of Baxalta common stock for each Baxter common share held as of the Record Date. As a result of the Distribution, Baxalta became an independent public company trading under the symbol “BXLT” on the New York Stock Exchange.

On June 3, 2016, Baxalta became a wholly-owned subsidiary of Shire plc (Shire) through a merger of a wholly-owned Shire subsidiary with and into Baxalta, with Baxalta as the surviving subsidiary (the Merger). References in this report to Baxalta prior to the Merger closing date refer to Baxalta as a stand-alone public company. References in this report to Baxalta subsequent to the Merger closing date refer to Baxalta as a subsidiary of Shire.

On July 1, 2015, Baxter transferred net assets of $4.1 billion to Baxalta as a result of the separation.  In 2016 and 2017, Baxter recorded certain separation related adjustments within equity of $18 million and $34 million, respectively.  For a portion of Baxalta’s operations, the legal transfer of Baxalta’s assets and liabilities did not occur with the separation of Baxalta on July 1, 2015 due to the time required to transfer marketing authorizations and other regulatory requirements in certain countries. Under the terms of the International Commercial Operations Agreement (ICOA), Baxalta is subject to the risks and entitled to the benefits generated by these operations and assets until legal transfer; therefore, the net economic benefit and any cash collected by these entities by Baxter are transferred to Baxalta. As of December 31, 2016, Baxter recorded a liability of $47 million for its obligation to transfer these net assets, primarily accounts and other current receivables, net, to Baxalta.  As of December 31, 2017, all operations and assets in all countries have been separated.

The following table is a summary of the operating results of Baxalta, which have been reflected as discontinued operations for the years ended December 31, 2017, 2016 and 2015.

Years ended December 31 (in millions)	2017	2016	2015
Major classes of line items constituting income from discontinued operations before income taxes
Net sales	$7	$148	$2,895
Cost of sales	(5)	(139)	(1,207)
Marketing and administrative expenses	(1)	(20)	(542)
Research and development expenses	—	—	(387)
Other (income) and expense items that are not major	—	1	(7)
Total (loss) income from discontinued operations before income taxes	1	(10)	752
Gain on disposal of discontinued operations	2	19	—
Income tax expense	—	10	177
Total (loss) income from discontinued operations	$3	$(1)	$575

In 2016, the company transferred $161 million of net assets to Baxalta resulting in a pre-tax gain of $19 million.  In 2017, the remaining assets were transferred resulting in a pre-tax gain of $2 million.  These gains are recorded within (loss) income from discontinued operations, net of tax.

Baxter and Baxalta entered into several additional agreements in connection with the July 1, 2015 separation, including a transition services agreement (TSA), separation and distribution agreement, manufacturing and supply agreements (MSA), tax matters agreement and a long-term services agreement.

Pursuant to the TSA, Baxter and Baxalta and their respective subsidiaries are providing to each other, on an interim, transitional basis, various services. Services being provided by Baxter include, among others, finance, information technology, human resources, quality, supply chain and certain other administrative services. The services generally commenced on the Distribution date and are expected to terminate within 36 months of the Distribution date. Billings by Baxter under the TSA are recorded as a reduction of the costs to provide the respective service in the applicable expense category, primarily in marketing and administrative expenses, in the consolidated statements of income. In 2017, 2016 and 2015, the company recognized approximately $56 million, $101 million and $75 million, respectively, as a reduction to marketing and administrative expenses related to the TSA.

Pursuant to the MSA, Baxalta or Baxter, as the case may be, manufactures, labels, and packages products for the other party. The terms of the agreements range in initial duration from five to 10 years. In 2017, 2016 and 2015, Baxter recognized approximately $22 million, $39 million and $37 million, respectively, in sales to Baxalta. In addition, in 2017, 2016 and 2015, Baxter recognized approximately $170 million, $189 million and $100 million, respectively, in cost of sales related to purchases from Baxalta pursuant to the MSA. The cash flows associated with these agreements are included in cash flows from operations — continuing operations.

In December 2015, Baxter sold to Baxalta certain assets for approximately $28 million with no resulting impact to net income.

Cash outflows of $16 million in 2017, inflows of $30 million in 2016, and inflows of $518 million in 2015 were reported in cash flows from operations – discontinued operations. These cash flows relate to non-assignable tenders whereby Baxter remains the seller of Baxalta products, transactions related to importation services Baxter provides in certain countries, in addition to trade payables settled following local separation on Baxalta’s behalf.